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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 1997

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                               Belmont Homes, Inc.
             (Exact name of registrant as specified in its charter)

Mississippi                      0-26142                          64-0834574
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of                                               Identification
incorporation)                                                       Number)

                                Highway 25 South
                              Industrial Park Drive
                           Belmont, Mississippi 38827
                    (Address of principal executive offices)

                                  601-454-9217
              (Registrant's telephone number, including area code)





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Item 5. Other Events.

     On May 5, 1997, the Company issued a press release regarding the death of Jerold Kennedy, the Company's President and Chief Executive Officer. A copy of this release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:


                       See Exhibit Index attached hereto.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BELMONT HOMES, INC.

                                           By:      /s/ William M. Kunkel
                                                    William M. Kunkel
                                           Its:     Vice President and Chief
                                                    Financial Officer



Date:  May 5, 1997




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                                  EXHIBIT INDEX




     Exhibit No.

         99.1           Press Release, dated May 5, 1997





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